UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2023

VERISIGN, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-23593	94-3221585
(Commission File Number)	(IRS Employer Identification No.)

12061 Bluemont Way,
Reston,	Virginia	20190
(Address of principal executive offices)		(Zip Code)
(703) 948-3200
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	VRSN	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
    On May 25, 2023, VeriSign, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). At the 2023 Annual Meeting, the Company’s stockholders voted on five proposals as described below.
Proposal No. 1 – Election of Directors
The Company’s stockholders elected the nominees listed below as directors of the Company, each to serve until the Company’s next annual meeting of stockholders, or until a successor has been elected and qualified or until the director’s earlier resignation or removal. The voting results were as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
D. James Bidzos	82,894,046	4,340,399	1,337,715	5,238,821
Courtney D. Armstrong	83,881,119	4,602,142	88,899	5,238,821
Yehuda Ari Buchalter	83,669,651	4,812,888	89,621	5,238,821
Kathleen A. Cote	72,346,951	15,363,694	861,515	5,238,821
Thomas F. Frist III	83,621,730	4,855,761	94,669	5,238,821
Jamie S. Gorelick	84,055,662	4,429,063	87,435	5,238,821
Roger H. Moore	76,022,751	12,454,012	95,397	5,238,821
Timothy Tomlinson	76,785,786	11,693,723	92,651	5,238,821
Proposal No. 2 – To Approve, on a Non-Binding, Advisory Basis, the Company’s Executive Compensation
    The Company’s stockholders approved, on a non-binding, advisory basis, the Company’s executive compensation. The voting results were as follows:

For:	83,588,607
Against:	4,687,434
Abstain:	296,119
Broker Non-Votes:	5,238,821
Proposal No. 3 – To Approve, on a Non-Binding, Advisory Basis, the Frequency of the Executive Compensation Vote
    The Company’s stockholders approved, on a non-binding, advisory basis, an annual frequency of stockholder voting on executive compensation. The voting results were as follows:

One Year:	86,782,983
Two Years:	13,573
Three Years:	1,682,732
Abstain:	92,872
Broker Non-Votes:	5,238,821
Proposal No. 4 – Ratification of the Selection of Independent Registered Public Accounting Firm
    The Company’s stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The voting results were as follows:

For:	88,245,673
Against:	5,481,975
Abstain:	83,333
Proposal No. 5 – Stockholder Proposal Regarding an Independent Chair Policy
    The Company’s stockholders did not approve a stockholder proposal requesting an independent chair policy. The voting results were as follows:

For:	25,606,453
Against:	62,850,533
Abstain:	115,174
Broker Non-Votes:	5,238,821

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISIGN, INC.

Date: May 25, 2023	By:	/s/ Thomas C. Indelicarto
Thomas C. Indelicarto
Executive Vice President, General Counsel and Secretary